OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2016
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS

22.	OTHER NON-CURRENT ASSETS

(in thousands of $)	2016	2015
Mark-to-market interest rate swaps valuation (see note 30)	5,022	5,330
Derivatives - other (see note 30) (1)	15,000	—
Other long-term assets, including deferred tax asset (see note 11) (2)	36,192	45,520
	56,214	50,850

(1) "Derivatives - other" refers to the Earn-Out Units issued to us in connection with the IDR Reset transaction with Golar Partners in October 2016. See note 14 for further details.

(2) "Other long-term assets" is mainly comprised of:

(i) payments made relating to long lead items ordered in preparation for the conversion of the Gimi to a FLNG following agreements to convert her. As of December 31, 2016 and 2015 the carrying value was $31.0 million and $41.0 million, respectively. The decrease of $10.0 million to $31.0 million in 2016 is mainly due to an agreement with Keppel to allow a further $10.0 million of the payments earmarked for the Gimi to be utilized against the Hilli conversion to a FLNG in 2016. The Gimi conversion contract provides the flexibility wherein certain beneficial cancellation provisions exist which, if exercised prior to contract expiry, will allow termination of contracts and recovery of previous milestone payments, less cancellation fees. The Gimi contract has recently been extended to expire on December 30, 2017; and

(ii) $2.8 million, representing the non-current portion of the counter guarantee recognized at fair value on deconsolidation of Golar Power in July 2016. See note 7 for further details.